UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2009, at the Annual Meeting of Stockholders of Varian Semiconductor Equipment Associates, Inc., our stockholders approved an amendment to our Amended and Restated 2006 Stock Incentive Plan to provide guidelines for performance awards in order to comply with the requirements of Internal Revenue Code Section 162(m). The amendment to the Amended and Restated 2006 Stock Incentive Plan, as approved by our board of directors, was attached as Appendix A to our proxy statement filed with the Securities and Exchange Commission on December 17, 2008. A summary of the terms of the Amended and Restated 2006 Stock Incentive Plan, as amended, was provided in such proxy statement and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amended and Restated 2006 Stock Incentive Plan, as amended. Incorporated by reference to Appendix A to Varian Semiconductor Equipment Associates, Inc.’s Proxy Statement filed on Schedule 14A on December 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

By:	/s/ Gary E. Dickerson
Name:	Gary E. Dickerson
Title:	Chief Executive Officer

Date: February 11, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amended and Restated 2006 Stock Incentive Plan, as amended. Incorporated by reference to Appendix A to Varian Semiconductor Equipment Associates, Inc.’s Proxy Statement filed on Schedule 14A on December 17, 2008.